Prospectus supplement dated August 6, 2021
to the following prospectus(es):
Marathon VUL Ultra prospectus dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved the termination of Neuberger Berman Investment Advisers LLC ("Neuberger Berman") as the subadviser to the NVIT Core Plus Bond Fund: Class I (the "Fund"), and the appointment of Insight North America LLC ("Insight") as the Fund’s new subadviser. All references to, and information regarding Neuberger Berman are deleted in their entirety and the fund is renamed the "NVIT BNY Mellon Core Plus Bond Fund: Class I". All references to the fund’s former name are replaced accordingly.
The changes are anticipated to take effect on or about September 7, 2021.
2.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved a new subadvisory agreement with Newton Investment Management North America, LLC ("Newton US") for the Nationwide Mellon Dynamic U.S. Core Fund: Class I (the "Fund"). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation ("Mellon"), the subadviser of the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the "Transaction"). Upon closing of the Transaction, the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective and the Fund is renamed the "NVIT BNY Mellon Dynamic U.S. Core Fund: Class I". All references to the Fund’s former name in the Prospectus are replaced accordingly.
The changes are anticipated to take effect on or about August 31, 2021.
PROS-0511
1